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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  February 2, 1998
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                             ERC Industries, Inc.
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            (Exact name of registrant as specified in its charter)

Delaware                               0-14439                   76-0382879
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(State or other                 (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)



  1441 Park Ten Blvd., Houston, Texas                               77084
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(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code  (713) 398-8901
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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     With respect to each contract, agreement or other document referred to herein and filed with the Securities and Exchange Commission as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On February 2, 1998, ERC Industries, Inc., a Delaware corporation (the "Company"), in a privately-negotiated transaction (the "Bompet Acquisition"), completed its acquisition of Bompet, C.A., a Venezuelan company ("Bompet"). The acquisition was accomplished by the purchase of 100% of the issued and outstanding capital stock of Bompet.

     Bompet is a Venezuelan based manufacturer of products used in the drilling and production segment of the Oil and Gas Industry. Bompet sells wellheads and gate valves (and related assemblies) along with specialized services to oil and gas producers throughout Latin America. Bompet has a facility in Cuidad Ojeda on the East Side of Lake Maracaibo. The Company plans to continue to operate Bompet in substantially the same manner as it was operated prior to the acquisition.

     In connection with the transaction, the Company paid the sole Bompet stockholder, Inversiones Western C.A., a purchase price of $2,600,000. In addition, the Company will pay up to a maximum of $3,400,000 in the event that Bompet's earnings exceed certain thresholds during 1998, 1999 and 2000.

     The source of the funds for the purchase was cash on hand and bank debt. The Company intends to account for the transaction as a purchase.

     The Company does business as Wood Group Pressure Control.

CAUTIONARY STATEMENT FOR PURPOSES OF FORWARD-LOOKING STATEMENTS

     Certain information contained in this Item 2. of this Current Report on Form 8-K may be deemed to be forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934 and is subject to the "Safe Harbor" provisions of that section. This information includes, without limitation, statements concerning the expected effects of the Bompet Acquisition. These statements are based on current expectations and involve a number of risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

     When used in this report, the words "anticipate," "estimate," "expect," "may," "project" and similar expressions are intended to be among the statements that identify forward-looking statements. Important factors which could affect the Company's actual results and cause actual results to differ materially from those results which might be projected, forecast or estimated by the Company in such forward-looking statements include, but are not limited to, the following: conditions or developments in the Oil and Gas Industry, the business, prospects concerning Bompet and the Company, the future mix of business at the Company's various facilities, demand for wellheads and gate valves, future revenues, net earnings, cash flows, capital expenditures and demands on the Company's liquidity. The foregoing review of factors should not be construed as exhaustive. Additional factors that could cause actual results to differ materially from those contemplated in the forward-looking statements contained in this Current Report on Form 8-K may be found in the Company's Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 1997, under Item 2.- "Management's Discussion and Analysis of Financial Condition and Results of Operation" as filed with the Securities and Exchange Commission.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired:

          At this time it is impracticable to provide the required consolidated financial statements for Bompet C.A.; therefore, the required financial statements will be filed with the Commission no later than April 17, 1998.

     (b)  Pro Forma Financial Information:

          At this time it is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X; therefore, all required pro forma financial information will be filed with the Securities and Exchange Commission no later than April 17, 1998.


     (c)  Exhibits:

          *10.1 Stock Purchase Agreement by and among the Company, Inversiones Western C.A. and Jimmy J. Marzuola dated January 30, 1997.

____________________________

*    Filed herewith


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ERC Industries, Inc.


                                  /s/ JAMES E. KLIMA
                              By:___________________________________________
                                  James E. Klima
                                  Vice President and Chief Financial Officer



Date: February 17, 1998




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